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                                                                 EXHIBIT 10.29


                                   HIPPO, INC.

               1996 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN



3 Purpose of the Plan.

    This 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan") of Hippo, Inc., a Delaware corporation (the "Company"), is designed to provide additional incentive to present and future officers and other employees of the Company and of its subsidiary corporations and to certain other individuals providing services to or acting as directors of the Company or any such subsidiary corporation by affording them an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Stock Options") as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non- qualified stock options ("Non-Qualified Options"; Incentive Stock Options and Non-Qualified Options being hereinafter collectively referred to as "Options") under the Plan which afford such officers, employees or other individuals an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. The Company intends that Incentive Stock Options issued under the Plan will qualify as "incentive stock options" as defined in Section 422 of the Code and the terms of the Plan shall be interpreted in accordance with this intention. The terms "parent corporation" and "subsidiary corporation" shall have the respective meanings set forth in Section 424 of the Code.

4 Administration.

    The Plan shall be administered by the Board of Directors of the Company (the "Board"). All questions of interpretation and application of the Plan, of Options granted hereunder, and of the value of shares of Common Stock subject to an Option, shall be subject to the determination, which shall be final and binding, of a majority of the Board.

5 Option Shares.

    The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"). The total amount of the Common Stock with respect to which Options may be granted shall not exceed in the aggregate 500,000 shares; provided, however, that the class and aggregate number of shares that may be subject

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to Options granted hereunder shall be subject to adjustment in accordance with the provisions of paragraph 18 hereof. Such shares may be treasury shares or authorized but unissued shares.

    In the event that any outstanding Option for any reason shall expire or terminate prior to exercise, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

6 Authority to Grant Options.

    The Board may grant Incentive Stock Options from time to time to such eligible persons (as described in paragraph 6 hereof) as it shall determine. Each holder of an outstanding Option hereunder shall be referred to herein as an "Optionee." Subject to any applicable limitations set forth in the Plan or established from time to time by the Board, the number of shares of Common Stock to be covered by any Option shall be as determined by the Board.

7 Limitations on Vesting.

    The aggregate fair market value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under the Plan and any other plans of the Company or any parent or subsidiary of the Company (as such terms are defined in Section 424 of the Code) for the issuance of Incentive Stock Options shall not exceed $100,000.

8 Eligibility.

    Incentive Stock Options under the Plan may be granted only to officers and other employees of the Company. Non-Qualified Options may be granted to officers or other employees of the Company or of any subsidiary corporation and to such consultants, directors and other persons who render services to the Company or to any subsidiary corporation (regardless of whether they are employees) as the Board shall determine from time to time.

    No Incentive Stock Option shall be granted to an individual who, at the time the Option is granted, owns (including ownership attributed pursuant to Section 424 of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary corporation or parent corporation of the Company (a greater-than-ten-percent-stockholder"); notwithstanding the above, a "greater-than-ten-percent-stockholder" may be granted an Incentive Stock Option provided that the purchase price per share shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock at the time such Option is granted, and further provided that no such Option shall be exercisable to any extent after the expiration of five (5) years from the date it is granted.

9 Option Price.



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    The price at which shares may be purchased pursuant to Options shall be specified by the Board at the time the Option is granted and shall not be less than the par value of the underlying Common Stock at the time of grant. In the case of Incentive Stock Options, such price shall not be less than one hundred percent (100%) (one hundred and ten percent (110%) in the case of a "greater-than- ten-percent-stockholder") of the fair market value of the shares of Common Stock on the date the Incentive Stock Option is granted, such fair market value to be determined in accordance with procedures to be established by the Board.

10 Duration of Options.

    The Board in its discretion may provide that an Option shall be exercisable during any specified period of time from the date such Option is granted, but in the case of an Incentive Stock Option, such period shall not exceed ten (10) years (five years in the case of a "greater-than-ten- percent-stockholder") from the date of grant.

11 Amount Exercisable.

    Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Board in its discretion may specify upon granting the Option.

12 Certain Rights of the Company.

    The Board may in its discretion provide upon the grant of any Option hereunder that the Company shall have an option to repurchase all or any number of shares purchased upon exercise of such Option upon such terms and conditions as are determined by the Board or a right of first refusal in connection with the subsequent transfer of any or all of such shares. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Board at the time the Option for the shares subject to repurchase was granted. In the event the Board shall grant Options subject to the Company's repurchase option or right of first refusal, the certificates representing the shares purchased pursuant to such Option shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option or right of first refusal.

13 "Lockup" Agreement.

    The Board may in its discretion specify upon granting an Option that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Optionee shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company the Optionee will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.



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14 Exercise of options.

    Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with (a) cash, certified check, bank draft or postal or express money order payable to theorder of the Company for an amount equal to the option price of such shares, or (b) with the consent of the Board, other shares of Common Stock of the Company having a fair market value equal to the option price of such shares, or (c) with the consent of the Board, a combination of (a) and (b), and specifying the address to which the certificates for such shares are to be mailed. For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be the fair market value as determined in good faith by the Board. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee pursuant to this paragraph.

    The Board may, in its discretion, provide upon the grant of any Option hereunder that the purchase price for any or all the shares purchased upon exercise of such Option may be paid on an installment basis, to the extent lawful, upon such terms as the Board shall have specified at the time the relevant Option was granted. In the event the Board shall grant an Option permitting purchases of shares on an installment basis, the certificates representing any shares purchased pursuant to such Option shall carry a legend satisfactory to counsel for the Company referring to such installment purchase.

15 Transferability of Options.

    Options shall not be assigned, pledged, hypothecated or otherwise transferred by the Optionee otherwise than by will or under the laws of descent and distribution, and shall not be subject to execution, attachment or similar process. During the Optionee's lifetime, Options shall be exercisable only by the Optionee.

16 Termination of Options.

    The Board in its discretion may provide that a Non-Qualified Option shall terminate prior to its expiration date upon such terms and conditions as the Board may determine at the time of the grant of such Option. Except as may be otherwise expressly provided herein, Incentive Stock Options shall terminate on the earliest of

         (i) the date of expiration thereof,

         (ii) immediately upon termination of the employment relationship between the Company and the Optionee for cause as determined by the Company, or


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         (iii) thirty (30) days after termination of the employment relationship between the Company and the Optionee without cause other than as a result of death or retirement in good standing from the employ of the Company for reasons of age or disability under the then-established rules of the Company; provided, however, that during any period after such termination of employment before termination of an Optionee's Incentive Stock Option, the Optionee shall have the right to exercise such Option only to the extent that the Optionee was entitled to exercise such Option immediately prior to such termination of employment.

    As used in this paragraph 14, "cause" shall mean (a) any material breach by the Optionee of any agreement to which the Optionee and the Company are both parties, (b) any act (other than retirement) or omission to act by the Optionee which may have a material and adverse effect on the Company's business or on the Optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (c) any material misconduct or material neglect of duties by the Optionee in connection with the business or affairs of the Company or any affiliate of the Company.

    Whether authorized leave of absence or absence on military or government service shall constitute termination of the employment relationship between the Company and the Optionee shall be determined by the Board at the time thereof.

    In the event of the death of an Optionee while in the employ of the Company and before the date of expiration of such Optionee's Incentive Stock Option, such Incentive Stock Option shall terminate on the earlier of such date of expiration or 180 days following the date of such death. After the death of the Optionee, the Optionee's executors, administrators or any person or persons to whom the Optionee's Incentive Stock Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise such Incentive Stock Option to the extent that the Optionee was entitled to exercise such Incentive Stock Option immediately prior to the Optionee's death.

    If, before the date of expiration of any Incentive Stock Option, the relevant Optionee shall be retired in good standing from the employ of the Company for reasons of age or disability under the then-established rules of the Company, the Incentive Stock Option shall terminate on the earlier of such date of expiration or 90 days after the date of such retirement. In the event of such retirement, the Optionee shall have the right prior to the termination of such Incentive Stock Option to exercise the Incentive Stock Option to the extent that the Optionee was entitled to exercise such Incentive Stock Option immediately prior to such retirement.

    An employment relationship between the Company and the Optionee shall be deemed to exist during any period in which the Optionee is employed by the Company or by any subsidiary corporation.

17 Requirements of Law.



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    The Company shall not be required to sell or issue any shares under any
Option if the issuance of such shares shall constitute a violation by the Optionee or by the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Act"), upon exercise of any Option, the Company shall not be required to issue such shares unless the Company has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required in connection with any such transfer. Any determination in this connection by the Board shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Act or under the securities laws of each relevant state, the Company may imprint on the certificates representing such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act or any such state securities law:

    "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be pledged, hypothecated, sold or otherwise transferred unless the registration requirements of such Act and all such laws have been complied with or unless the Corporation has received an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that such registration is not required for such transfer."

    The Company may, but shall in no event be obligated to, register any securities covered by the Plan pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

18 No Rights as Stockholder.

    No Optionee shall have rights as a stockholder with respect to shares covered by the Optionee's Option unless and until the Option shall have been exercised pursuant to the terms thereof and the Company shall have issued and delivered certificates representing the shares to the Optionee and, except as otherwise provided in paragraph 18 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

19 No Employment Obligation.

    The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ, or to retain or continue to retain the services of, any Optionee; and the right of the Company to terminate the employment of any officer or other employee, or the services of any consultant or other individual, shall not be diminished or affected by reason of the fact that an Option has been granted to, or exercised by, such officer, employee, consultant or other individual.


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20 Changes in the Company's Capital Structure.

    The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate consideration, the same total number and class of shares as the Optionee would have received as a result of the event requiring the adjustment had the Optionee exercised such Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock immediately prior to the event requiring adjustment would own as the result of such event.

    After a merger of one or more corporations with or into the Company or after a consolidation of the Company and one or more corporations in which the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, each Optionee shall, at no additional cost, be entitled upon exercise of an outstanding Option to receive in lieu of the shares of Common Stock as to which such Option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Common Stock) to which such Optionee would have been entitled pursuant to the terms of the merger or consolidation if, immediately prior to such merger or consolidation, such Optionee had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.

    If the Company is merged with or into or consolidated with another corporation under circumstances where the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, or if shares representing fifty percent (50%) or more of the voting power of the Company are transferred to an Unrelated Third Party, as hereinafter defined, or if the Company is liquidated, or sells



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or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation, transfer, liquidation, sale or disposition, as the case may be (the "Transaction"), each Optionee shall at no extra cost be entitled upon exercise of an outstanding Option, to receive, in lieu of the shares of Common Stock as to which such Option was exercisable immediately prior to the Transaction, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Common Stock) to which such Optionee would have been entitled pursuant to the terms of the Transaction, if, immediately prior to the Transaction, such Optionee had been the holder of record of a number of shares of Common Stock equal to the number of such shares as to which such Option shall be so exercised; or (ii) the Board may accelerate the time for exercise of all unexercised and unexpired Options so that from and after a date prior to the effective date of the Transaction specified by the Board, such Options shall be exercisable in full; provided that (x) notice of such acceleration shall be given to each Optionee, (y) each Optionee shall have the right to exercise all unexercised and unexpired Options in full prior to the effective date of the Transaction and (z) to the extent not so exercised, all of such Options shall be cancelled immediately prior to such effective date; and provided further, that the Board may not accelerate unexercised and unexpired Options pursuant to this clause (ii) if to do so would adversely affect pooling of interests treatment intended to be effected in connection with the Transaction.

    "Unrelated Third Party" shall mean any person who is not, on the date of adoption of this Plan by the Board, a holder of stock of any class or preference or any stock option of the Company.

    Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

21 Amendment or Termination of the Plan.

    The Board may amend, revise or terminate this Plan at any time and from time to time, except that the class of employees eligible to receive Options and the aggregate number of shares issuable pursuant to this Plan shall not be changed or increased, other than by operation of paragraph 18 hereof, without the consent of the stockholders of the Company.

22 Written Agreement.

    Each Option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the President or the Treasurer of the Company for and on behalf of the Company and in its name.


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Such an option agreement shall contain such other provisions as the Board in its discretion shall deem advisable at the time of the grant; provided that no provision of such option agreement shall be inconsistent with any term or condition of the Plan and no provision of such option agreement shall cause any Incentive Stock Option granted under the Plan to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code. Option agreements need not be identical.

23 Effective Date and Duration of the Plan.

    The Plan shall become effective upon its adoption by the Board. Options may not be granted under the Plan more than ten (10) years after such effective date. The Plan shall terminate (i) when the total amount of the Common Stock with respect to which Options may be granted shall have been issued upon the exercise of Options or (ii) by action of the Board pursuant to paragraph 19 hereof, whichever shall first occur.



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24 Non-Exclusivity of the Plan: Non-Uniform Determinations.

    Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

    The Board's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive options under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective option agreements, as to (i) the persons to receive Options under the Plan, (ii) the terms and provisions of Options, (iii) the exercise by the Board of its discretion in respect of the exercise of Options pursuant to the terms of the Plan, and (iv) the treatment of leaves of absence pursuant to paragraph 14 hereof.

25 Governing Law.

    This Plan and all Options granted hereunder shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.



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